Exhibit 2.39

SIXTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of December 10, 2020 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to amend the terms of five of the Series that has not yet been offered by the Company and to add nine additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

“Exhibit 33 – Series Designation for Series #Mantle1952ToppsPSA8, a series of Collectable Sports Assets, LLC

Exhibit 34 – Series Designation for Series #Jordan85NikeBasket, a series of Collectable Sports Assets, LLC

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 8

Exhibit 35 – Series Designation for Series #JordanRookieJersey, a series of Collectable Sports Assets, LLC

Exhibit 36 – Series Designation for Series #TigerPutter, a series of Collectable Sports Assets, LLC

Exhibit 37 – Series Designation for Series #BradyReebokFlawless, a series of Collectable Sports Assets, LLC

Exhibit 38 – Series Designation for Series #MahomesEmeraldRPABGS9, a series of Collectable Sports Assets, LLC

Exhibit 39 – Series Designation for Series #18-19BasketballGrowthBasket, a series of Collectable Sports Assets, LLC

Exhibit 40 – Series Designation for Series #EmmittSmithMVPBasket, a series of Collectable Sports Assets, LLC

Exhibit 41 – Series Designation for Series #EmmittSmith10kJersey, a series of Collectable Sports Assets, LLC”

2.            Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (xxx), replace the “.” that appears at the end of current subsection (xxxi) with a “;”, and to add the following immediately below subsection (xxxi) thereof:

“(xxxii) Series #Mantle1952ToppsPSA8;

(xxxiii) Series #Jordan85NikeBasket;

(xxxiv) Series #JordanRookieJersey;

(xxxv) Series #TigerPutter;

(xxxvi) Series #BradyReebokFlawless;

(xxxvii) Series #MahomesEmeraldRPABGS9;

(xxxix) Series #18-19BasketballGrowthBasket;

(xl) Series #EmmittSmithMVPBasket; and

(xli) Series #EmmittSmith10kJersey.”

3.            Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-32” to “Exhibits 1-41”.

4.            Signature blocks for each of Series  #Mantle1952ToppsPSA8; #Jordan85NikeBasket; #JordanRookieJersey; #TigerPutter; #BradyReebokFlawless; #MahomesEmeraldRPABGS9; #18-19BasketballGrowthBasket; #EmmittSmithMVPBasket; and #EmmittSmith10kJersey shall be added to the signature page(s).

5.            Exhibit 8 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of August 31, 2020” and replace it with “Consignment Agreement dated as of November 23, 2020”.

6.            Exhibit 8 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of July 7, 2020” and replace it with “Consignment Agreement dated as of September 25, 2020”.

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 8

7.            Exhibit 20 to the Existing Operating Agreement is amended to delete the reference to “Consignment Agreement dated as of October 2, 2020” and replace it with “Consignment Agreement dated as of November 6, 2020”.

8.            Schedule I, Schedule II, Schedule III, Schedule IV, Schedule V, Schedule VI, Schedule VII, Schedule VIII and Schedule IX to this Amendment shall be added, respectively, as Exhibits 33, 34, 35, 36, 37, 38, 39, 40 and 41 to the Existing Operating Agreement.

9.            No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

10.          Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

11.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 8

Signature Pages

to

AMENDMENT NO. 6 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Sixth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF THE COMPANY:		MANAGING MEMBER OF SERIES #CURRYBASKET:

CS Asset Manager, LLC, a Delaware limited liability company		CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #RUTHGEHRHIGBALL:		MANAGING MEMBER OF SERIES #LEBRONROOKIE:

CS Asset Manager, LLC, a Delaware limited liability company		CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #COBBMINTE98:		MANAGING MEMBER OF SERIES #KAWHIBASKET:

CS Asset Manager, LLC, a Delaware limited liability company		CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #MANTLEMINT1953:		MANAGING MEMBER OF SERIES #JORDANPSA10

CS Asset Manager, LLC, a Delaware limited liability company		CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 8

MANAGING MEMBER OF SERIES #LUKAROOKIE:		MANAGING MEMBER OF SERIES #MAHOMES ROOKIE:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #MAGICBIRDDRJ:		MANAGING MEMBER OF SERIES #JACKIEROBINSONAUTOBAT:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #UNITAS1965JERSEY:		MANAGING MEMBER OF SERIES #ALIWBCBELT:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #CHAMBERLAINHSUNIFORM:		MANAGING MEMBER OF SERIES #ALCINDORUCLAJACKET:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #TROUTGLOVE:		MANAGING MEMBER OF SERIES #55JACKIEROBINSONPSA10:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 8

MANAGING MEMBER OF SERIES #MOOKIEBETTSGLOVE:		MANAGING MEMBER OF SERIES #LEBRONBLACKREFRACTOR:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES ##LAMARJACKSONBASKET:		MANAGING MEMBER OF SERIES #GIANNISRPA:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #BRADYROOKIE:		MANAGING MEMBER OF SERIES #1986WAX:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #SEAVER1971PSA10:		MANAGING MEMBER OF SERIES #GRETZKYOPEECHEE1979:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #ZIONRPABGS9:		MANAGING MEMBER OF SERIES #BANKS1954PSA9:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 8

MANAGING MEMBER OF SERIES #MANTLE1952BOWMANPSA8:		MANAGING MEMBER OF SERIES #KOUFAX1955PSA8.5:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #DURANTCHROMEREFRACTORPSA10:		MANAGING MEMBER OF SERIES #GIANNISIMMACULATE:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #MANTLE1952TOPPSPSA8:		MANAGING MEMBER OF SERIES #JORDAN85NIKEBASKET:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #JORDANROOKIEJERSEY:		MANAGING MEMBER OF SERIES #TIGERPUTTER:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 8

MANAGING MEMBER OF SERIES #BRADYREEBOKFLAWLESS:		MANAGING MEMBER OF SERIES #MAHOMESEMERALDRPABGS9:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #18-19BASKETBALLGROWTHBASKET:		MANAGING MEMBER OF SERIES #EMMITTSMITHMVPBASKET:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #EMMITTSMITH10KJERSEY:

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 8

Schedule I to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 33

Series Designation of #Mantle1952ToppsPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Mantle1952ToppsPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1952TOPPSPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1952TOPPSPSA8 until dissolution of #MANTLE1952TOPPSPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE1952TOPPSPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1952TOPPSPSA8 through that certain Consignment Agreement dated as of November 28, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1952TOPPSPSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1952TOPPSPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #MANTLE1952TOPPSPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1952TOPPSPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1952TOPPSPSA8 sold at the Initial Offering of the #MANTLE1952TOPPSPSA8 Interests (excluding the #MANTLE1952TOPPSPSA8 Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 27

Other rights	Holders of #MANTLE1952TOPPSPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1952TOPPSPSA8 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE1952TOPPSPSA8, although, the Managing Member may appoint Officers of #MANTLE1952TOPPSPSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	Many believe this 1952 Topps Mickey Mantle card is the most important baseball card in the industry and considered the "poster child or the symbol of baseball card collecting."
•	This card is graded a NM-MT 8 by PSA, sports collectibles' leading grading company. There are 35 Mantle '52 Topps PSA NM-MT 8's in circulation out of the 1,399 that have been graded.
•	The PWCC Top 100 index, an index that tracks the price movements of the top 100 most valuable trading cards sold at auction and which includes other comparable Mantle cards, has risen 264% since January 2008.
•	The two most recent sales for 1952 Mickey Mantle #311 PSA NM-MT 8 were $584,250 on November 1st, 2020 via Goldin Auction and $428,100 on September 16th, 2020 via PWCC.
•	In the words of PSA, the industry's leading grading agency, "if there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time."

Notable Features:

•	Given its oversized nature at 3″ x 5″, some consider it difficult to source in high grades due to issues of storing.

Notable Defects:

Many believe this 1952 Topps Mickey Mantle card is the most important baseball card in the industry and considered the "poster child or the symbol of baseball card collecting."

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MANTLE1952TOPPSPSA8 going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 27

SERIES #Mantle1952ToppsPSA8
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	Yankees
Season	1952
Memorabilia Type	Cards
Manufacturer	Topps
Card # in Set	311
Population Report	35 (PSA NM-MT 8)
Subject	Topps
Authentication	PSA 50001148
Grade	NM-MT 8

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 27

Schedule II to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 34

Series Designation of #Jordan85NikeBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDAN85NIKEBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDAN85NIKEBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDAN85NIKEBASKET until dissolution of #JORDAN85NIKEBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDAN85NIKEBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDAN85NIKEBASKET through that certain Consignment Agreement dated as of November 15, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDAN85NIKEBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDAN85NIKEBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #JORDAN85NIKEBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDAN85NIKEBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDAN85NIKEBASKET sold at the Initial Offering of the #JORDAN85NIKEBASKET Interests (excluding the #JORDAN85NIKEBASKET Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 27

Other rights	Holders of #JORDAN85NIKEBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDAN85NIKEBASKET Interests.
Officers	There shall initially be no specific officers associated with #JORDAN85NIKEBASKET, although, the Managing Member may appoint Officers of #JORDAN85NIKEBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	Nike released one of the first Michael Jordan cards period, filled with MJ iconography. It’s got the classic Jumpman pose that’s synonymous with both Jordan and shoes. It’s a classic photo that also showcases the original Jordan 1 sneakers.
•	The card is part of a six-card promo set that also has some other Nike athletes at the time like John McEnroe and Dwight Gooden. All are over-sized, measuring a little more than 3″ x 5″.
•	Although not an overly rare release, prices have taken off in recent years. This shouldn’t be overly surprising given that it predates his 1986-87 Fleer Rookie Card. Some consider it to be his “rookie card.”
•	In 1985 a young man named "Jordan" took to the air wearing shoes by Nike giving birth to one of the most popular and lucrative deals between athlete and endorser. Both basketball and marketing worlds would never be the same. Not only did Jordan change how the game was played, he changed how the game would be perceived by the public.
•	The card features THE iconic image of the MJ logo and symbolizes the birth of Air Jordan. This is one of the first card collectibles to feature the phenom from North Carolina and it crosses sneakers and sports cards.

Notable Features:

•	Given its oversized nature at 3″ x 5″, some consider it difficult to source in high grades due to issues of storing.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #Jordan85NikeBasket going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 27

SERIES # Jordan85NikeBasket
Sport	Basketball
Professional League	National Basketball Association
Athlete	Michael Jordan
Team	Chicago Bulls
Season	1985
Memorabilia Type	Trading Cards
Manufacturer	Nike
Population	N/A
Total Cards in Basket	50 (3x Gold, 16x 10, 31 9.5)
Subject	Michael Jordan
Authentication	SGC
Grade	Gold, 10, 9.5

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 27

Schedule III to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 35

Series Designation of #JordanRookieJersey,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANROOKIEJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANROOKIEJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANROOKIEJERSEY until dissolution of #JORDANROOKIEJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANROOKIEJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANROOKIEJERSEY through that certain Consignment Agreement dated as of December 10, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANROOKIEJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANROOKIEJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.
Number of #JORDANROOKIEJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANROOKIEJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANROOKIEJERSEY sold at the Initial Offering of the #JORDANROOKIEJERSEY Interests (excluding the #JORDANROOKIEJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 27

Other rights	Holders of #JORDANROOKIEJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANROOKIEJERSEY Interests.
Officers	There shall initially be no specific officers associated with #JORDANROOKIEJERSEY, although, the Managing Member may appoint Officers of #JORDANROOKIEJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	Michael Jordan Game Worn and Autographed Jersey from his rookie season of 1984-1985.
•	Joel Platt, the head of the Platt Investment Group who owns the jersey, obtained this jersey directly from former NBA star and long time friend of Platt, the late Maurice Lucas, who obtained it from the equipment manager of the Chicago Bulls. Joel Platt is also the founder of the Sports Immortals, Inc.
•	This Jordan Jersey has been authenticated for usage by Sports Investors Authentication in 2020.
•	Thee autograph has been authenticated by James Spence Authentication (JSA) in 2020.
•	Due to the popularity of ESPN’s documentary “The Last Dance”, Jordan related sports memorabilia have been some of the best performing items in 2020 and continue to be highly coveted by the sports collectibles industry.
•	There have been multiple recent comps of Michael Jordan jersey sales. In December 2020, the jersey Michael Jordan held up during his introductory press conference with the Chicago Bulls sold for $320,000. In July, a jersey Jordan wore in the 1997-98 Eastern Conference Finals sold for $288,000. In August 2020, a Jordan Game Worn jersey for his rookie year sold for $216,000.

Notable Features

•	Description: Presented is a road Chicago Bulls jersey issued and worn by Michael Jordan in his 1984-1985 NBA rookie season. In the 1984 NBA draft Michael Jordan was picked in the first round, third pick by the Chicago Bulls, after he had just finished his 3rd year at UNC. During his rookie year, Jordan averaged 28.2 points per game and would be named Rookie of the Year at the end of this season. Jersey is a red pullover made by Rawlings. With respect to the front of the jersey: "CHICAGO" in black with a white outline diagonally displayed across the front with screened on letters. Directly below on the left side, the player's number23". With respect to the reverse side of the jersey under the collar, "JORDAN" in white is radially arched. Directly below, the number "23 in black outlined in white is screened on. Collar and shoulders trimmed in sewn-in five-color knit white-black-red-black-white elastic trim. Michael Jordan has signed the front of the jersey (Sports Investors Authentication has no opinion on the autograph).
•	Provenance: Jersey comes with a notarized letter stating it is from the Sports Immortals collection, and the jerseys was given to Joel Platt from Maurice Lucas.
•	Wear & Repairs: Jersey shows evidence of laundering and shows moderate wear. Jersey shows minor puckering of the tagging to what you would expect for a jersey to be worn a couple times. Jersey is original with no alterations.
•	Labeling: Manufacturer Rawlings size 42 tag is present on the front left tail of the jersey, which would be expected on team issued or game used jerseys.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 27

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #JORDANROOKIEJERSEY going forward

SERIES #JORDANRookieJersey
Sport	Basketball
Professional League	National Basketball Association
Player	Michael Jordan
Team	Chicago Bulls
Season	1984-1985
Memorabilia Type	Jersey
Manufacturer	Rawlings
Subject	Michael Jordan
Authentication	LOA from Sports Investors Authentication 200919G3 LOA from JSA for Autograph BB63118
Grade	N/A

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 27

Schedule IV to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 36

Series Designation of #TigerPutter,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERPUTTER, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERPUTTER with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERPUTTER until dissolution of #TIGERPUTTER pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TIGERPUTTER shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERPUTTER through that certain Consignment Agreement dated as of December 4, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERPUTTER from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERPUTTER Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #TIGERPUTTER Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERPUTTER Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERPUTTER sold at the Initial Offering of the #TIGERPUTTER Interests (excluding the #TIGERPUTTER Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TIGERPUTTER Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERPUTTER Interests.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 27

Officers	There shall initially be no specific officers associated with #TIGERPUTTER, although, the Managing Member may appoint Officers of #TIGERPUTTER from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	Presented here is a Titleist Scotty Cameron Te I3 putter used by Tiger Woods - a historic and rare artifact at the be-ginning of his meteoric professional rise. The putter comes with a COA from Titleist. The putter is believed to have been used early in his career, in the late 1990’s, particularly the 1998 Bell South Classic.
•	Woods’ initials are engraved in the blade of this putter. Woods, who turned pro in 1996, is one of the most successful golfers of all-time. A 14-time Major winner, Woods resuscitated the sport of golf, injecting much needed youth into the sport. Woods gave this putter directly to NFL Hall of Famer Andre Reed. Woods and Reed were good friends and neighbors at Isleworth, where they frequently knocked the ball around together. Woods gifted the putter to Reed during one of their outings. This item comes with a signed LOA from Andre Reed.
•	A replica of Tiger Woods’ famed Scotty Cameron Newport 2 putter sold for $154,928 at auction in September 2020 despite never seeing a round of PGA Tour action. The putter was created as an exact-match backup for Woods, in case something happened to his original Scotty Cameron Newport 2, a putter Woods has used to win 14 of his 15 major titles.

Notable Features

•	The putter displays the Cameron name on the hosel, and a tiny stamped "T.W." on the toe. As Heritage Auction put it, this is the “sport's equivalent of the mighty Excalibur, the sword that made a King of Arthur.” The putter exhibits fine use and a small dent in the shaft which suggests that an errant putt quickly transformed this club from a sharpshooter to a souvenir. Labeling: Manufacturer Rawlings size 42 tag is present on the front left tail of the jersey, which would be expected on team issued or game used jerseys.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #TIGERPUTTER going forward

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 27

SERIES #TigerPutter
Sport	Golf
Professional League	PGA
Player	Tiger Woods
Memorabilia Type	Golf Club
Manufacturer	Scotty Cameron - Titleist

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 27

Schedule V to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 37

Series Designation of #BradyReebokFlawless,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADYREEBOKFLAWLESS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADYREEBOKFLAWLESS with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADYREEBOKFLAWLESS until dissolution of #BRADYREEBOKFLAWLESS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADYREEBOKFLAWLESS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADYREEBOKFLAWLESS through that certain Consignment Agreement dated as of December 1, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADYREEBOKFLAWLESS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADYREEBOKFLAWLESS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #BRADYREEBOKFLAWLESS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADYREEBOKFLAWLESS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADYREEBOKFLAWLESS sold at the Initial Offering of the #BRADYREEBOKFLAWLESS Interests (excluding the #BRADYREEBOKFLAWLESS Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 27

Other rights	Holders of #BRADYREEBOKFLAWLESS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADYREEBOKFLAWLESS Interests.
Officers	There shall initially be no specific officers associated with #BRADYREEBOKFLAWLESS, although, the Managing Member may appoint Officers of #BRADYREEBOKFLAWLESS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	2019 Panini Flawless Football Tom Brady Veteran Reebok Brand Logo Booklets Autos, #1/2 and #2/2, comprising the entirety of the Brand Logo Booklets for Tom Brady.
•	Tom Brady, widely considered football’s greatest of all time, repeatedly has some of the most sought after cards in football releases year after year. This pair of GAME-WORN Reebok brand patches from the 2nd most valuable product line in football represent the last game-worn Tom Brady patches from a Patriots jersey.
•	A 2019 Panini Flawless Tom Brady Veteran Nameplate Booklet (#5 out of 5) sold at Heritage Auction for $12,600 in July 2020. A 2019 Panini Flawless Tom Brady Veteran Nameplate Booklet (#2 out of 5) sold at Heritage Auction for $14,250 in September 2020.

Notable Features:

•	Each booklet is a dual-card treasure in booklet form. On the left hand side, a portrait of Brady paired with a blue market autograph. Panini paired it with a second card that features larger Reebok patches from a game-used Tom Brady jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #BRADYREEBOKFLAWLESS going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 27

SERIES #BradyReebokFlawless
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2019
Memorabilia Type	Trading Card
Manufacturer	Panini
Number	1/2 & 2/2
Population Report	2
Subject	Tom Brady
Authentication	Panini
Grade	-

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 27

Schedule VI to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 38

Series Designation of #MahomesEmeraldRPABGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESEMERALDRPABGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESEMERALDRPABGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESEMERALDRPABGS9 until dissolution of #MAHOMESEMERALDRPABGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESEMERALDRPABGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESEMERALDRPABGS9 through that certain Consignment Agreement dated as of December 7, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESEMERALDRPABGS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESEMERALDRPABGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MAHOMESEMERALDRPABGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESEMERALDRPABGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESEMERALDRPABGS9 sold at the Initial Offering of the #MAHOMESEMERALDRPABGS9 Interests (excluding the #MAHOMESEMERALDRPABGS9 Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 27

Other rights	Holders of #MAHOMESEMERALDRPABGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESEMERALDRPABGS9 Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESEMERALDRPABGS9, although, the Managing Member may appoint Officers of #MAHOMESEMERALDRPABGS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	#MahomesEmeraldRPABGS9 is one of the key rookie cards of foot-ball’s most electric and talented quarterback, reigning MVP and Super Bowl champion Patrick Mahomes.
•	The card received the following grades: BGS Mint 9. Centering 9.5, Edges 9, Corners 9.5, Surface 8.5, Autograph 10.
•	The 2017 Panini Flawless Rookie Patch Autograph Emerald of Patrick Mahomes is numbered to 5, with this particular card #5.
•	Panini’s ‘Emerald’ series is the second most rare in terms of production runs out of their Rookie Patch Autographs. Panini's Platinum is the only series with greater scarcity, as a 1/1.
•	The athlete penned a bold, blue ink signature on the front of the card. The card front presentation also incorporates a tri-color, player worn jersey patch relic.
•	The statement on the back of the card serves as Panini’s Certificate of Authenticity, for both the signature and the jersey patch component.

Notable Features:

•	The athlete penned a bold, blue ink signature on the front of the card. The card front presentation also incorporates a tri-color, player worn jersey patch relic.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MAHOMESEMERALDRPABGS9 going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 27

SERIES #MahomesEmeraldRPABGS9
Sport	Football
Professional League	NFL
Player	Patrick Mahomes
Team	Kansas City Chiefs
Year	2017
Memorabilia Type	Trading Cards
Manufacturer	Panini (Flawless RPA Emerald)
Number	5
Population Report	5
Subject	Patrick Mahomes
Authentication	BGS (0011671997)
Grade	BGS Mint 9. Centering 9.5. Edges 9, Corners 9.5, Surface 8.5

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 27

Schedule VII to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 39

Series Designation of #18-19BasketballGrowthBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#18-19BASKETBALLGROWTHBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #18-19BASKETBALLGROWTHBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #18-19BASKETBALLGROWTHBASKET until dissolution of #18-19BASKETBALLGROWTHBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #18-19BASKETBALLGROWTHBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #18-19BASKETBALLGROWTHBASKET through that certain Consignment Agreement dated as of December 7, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #18-19BASKETBALLGROWTHBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #18-19BASKETBALLGROWTHBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #18-19BASKETBALLGROWTHBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #18-19BASKETBALLGROWTHBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #18-19BASKETBALLGROWTHBASKET sold at the Initial Offering of the #18-19BASKETBALLGROWTHBASKET Interests (excluding the #18-19BASKETBALLGROWTHBASKET Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 27

Other rights	Holders of #18-19BASKETBALLGROWTHBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #18-19BASKETBALLGROWTHBASKET Interests.
Officers	There shall initially be no specific officers associated with #18-19BASKETBALLGROWTHBASKET, although, the Managing Member may appoint Officers of #18-19BASKETBALLGROWTHBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	Basket of two (2) Silver Prizm Rookie Cards each, all graded PSA 10, from Luka Doncic, Trae Young, Zion Williamson, and Ja Morant. These 4 players represents the most popular, sought after, and valuable players of the last 2 draft classes, including the Rookie of the Year from both seasons as well as 4 NBA All-Rookie appearances and 1 All-NBA appearance.
•	Prizm basketball has quickly elevated itself to the flag-ship product in recent years, leading to a marked increase in demand for rookie cards in this set. The silver prizm variation is the most sought after “base” rookie card in any given year, surpassing the prices for many rookie autograph cards from other sets.
•	Prizm basketball cards have proven to be one of, if not the best, investments in the basketball space over recent years.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #18-19BASKETBALLGROWTHBASKET going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 27

SERIES #18-19BasketballGrowthBasket
Sport	Basketball
Professional League	National Basketball Association
Players	Luka Doncic, Trae Young, Zion Williamson, Ja Morant
Teams	Dallas Mavericks, Atlanta Hawks, New Orleans Pelicans, Memphis Grizzlies
Year	2018-2019
Memorabilia Type	Trading Cards
Manufacturer	Panini
Subjects	Luka Doncic, Trae Young, Zion Williamson, Ja Morant
Authentication	PSA
Grade	10

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 27

Schedule VIII to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 40

Series Designation of #EmmittSmithMVPBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#EMMITTSMITHMVPBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #EMMITTSMITHMVPBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #EMMITTSMITHMVPBASKET until dissolution of #EMMITTSMITHMVPBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #EMMITTSMITHMVPBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #EMMITTSMITHMVPBASKET through that certain Consignment Agreement dated as of November 25, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #EMMITTSMITHMVPBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #EMMITTSMITHMVPBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #EMMITTSMITHMVPBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #EMMITTSMITHMVPBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #EMMITTSMITHMVPBASKET sold at the Initial Offering of the #EMMITTSMITHMVPBASKET Interests (excluding the #EMMITTSMITHMVPBASKET Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 27

Other rights	Holders of #EMMITTSMITHMVPBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #EMMITTSMITHMVPBASKET Interests.
Officers	There shall initially be no specific officers associated with #EMMITTSMITHMVPBASKET, although, the Managing Member may appoint Officers of #EMMITTSMITHMVPBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	A special offering from NFL Rushing Leader & Hall of Famer Emmitt Smith's personal collection - his two Jim Thorpe Trophy NFL MVP awards, voted on by NFL players and awarded by the Newspaper Enterprise Association. Smith received the awards in 1993 & 1994.
•

Beginning in 1954, the Newspaper Enterprise Association (NEA) began to poll NFL players on their vote for NFL Most Valuable Player. The players vote was published in the NFL Record and Fact Book alongside the Associated Press, United Press International, and the Pro Football Writers Association awards. The NEA last announced Jim Thorpe Trophy awards in 1997.

Emmitt Smith was awarded the NEA NFL MVP in 1993 and 1994; however, he is only recognized as the official NFL MVP in 1993. Steve Young is recognized as the official NFL MVP in 1994.

•

The National Football League Most Valuable Player Award (NFL MVP) is an award given by various entities to the American football player who is considered the most valuable in the National Football League (NFL) during the regular season. Organizations which currently give an NFL MVP award or have in the past include the Associated Press (AP), the Newspaper Enterprise Association (NEA), Pro Football Writers of America (PFWA), and United Press International (UPI). Today, the AP award is considered the de facto official NFL MVP award. Since the 2011 season, the NFL has held the annual NFL Honors ceremony to recognize the winner of the Associated Press MVP award.

Notable Features:

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #EmmittSmithMVPBasket going forward

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 27

SERIES # EmmittSmithMVPBasket
Sport	Football
Professional League	NFL
Player	Emmitt Smith
Team	Dallas Cowboys
Year	1993-1994
Memorabilia Type	MVP Trophies
Manufacturer	N/A
Number	N/A
Population Report	N/A
Subject	Emmitt Smith
Authentication	From Emmitt Smith personal collection
Grade	N/A

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 27

Schedule IX to Sixth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 41

Series Designation of #EmmittSmith10kJersey,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#EMMITTSMITH10KJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 10, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #EMMITTSMITH10KJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #EMMITTSMITH10KJERSEY until dissolution of #EMMITTSMITH10KJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #EMMITTSMITH10KJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #EMMITTSMITH10KJERSEY through that certain Consignment Agreement dated as of December 7, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #EMMITTSMITH10KJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #EMMITTSMITH10KJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #EMMITTSMITH10KJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #EMMITTSMITH10KJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #EMMITTSMITH10KJERSEY sold at the Initial Offering of the #EMMITTSMITH10KJERSEY Interests (excluding the #EMMITTSMITH10KJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 27

Other rights	Holders of #EMMITTSMITH10KJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #EMMITTSMITH10KJERSEY Interests.
Officers	There shall initially be no specific officers associated with #EMMITTSMITH10KJERSEY, although, the Managing Member may appoint Officers of #EMMITTSMITH10KJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication

•	An iconic artifact from Emmitt Smith’s personal collection – the full uniform (jersey, pants, cleats) he wore when he became just the 12th player in NFL history to reach the 10,000-yard plateau on Thursday, November 28th, 1996.
•	Smith reached the historic milestone in Week 14 of the 1996 NFL season in a home game versus divisional opponent the Washington Redskins. Smith rushed for 155 yards and 3 touchdowns on this day, powering his Cowboys to a 21-10 victory.
•	In addition, Emmitt also moved ahead of Jim Brown into third place on the NFL’s career rushing touchdown list with his performance on this day.

Notable Features:

•	The jersey displays the Cowboys iconic home white uniform, manufactured by Nike at the time, with Smith’s instantly recognizable #22 on uniform top. The uniform comes complete with the jersey top, pants and cleats.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #EMMITTSMITH10KJERSEY going forward.

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 27

SERIES # EmmittSmith10kJersey
Sport	Football
Professional League	NFL
Player	Emmitt Smith
Team	Dallas Cowboys
Year	1996
Memorabilia Type	Game-worn uniform
Manufacturer	N/A
Number	N/A
Population Report	N/A
Subject	Emmitt Smith
Authentication	From Emmitt Smith personal collection
Grade	N/A

Schedules to Sixth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 27